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                                            Exhibit 12



               COMPUTATION OF RATIOS OF INCOME TO FIXED CHARGES


     The computation of the ratios of income to fixed charges is set forth in Note 8 of Notes to Consolidated Financial Statements on page 26 of the Form 10-Q.

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